Exhibit 99.1

0 ProAssurance Investor Presentation as of September 6, 2017 Forward Looking Statements Non - GAAP Measures This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8 - K, and our regular reports on Forms 10 - Q and 10 - K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors. This presentation contains Non - GAAP measures, and we may reference Non - GAAP measures in our remarks and discussions with investors. The primary Non - GAAP measure we reference is operating income, a non - GAAP financial measure that is widely used to evaluate performance within the insurance sector. In calculating operating income, we have excluded the after - tax effects of net realized investment gains or losses and guaranty fund assessments or recoupments that do not reflect normal operating results. We believe operating income presents a useful view of the performance of our insurance operations, but should be considered in conjunction with net income computed in accordance with GAAP. A reconciliation of these measures to GAAP measures is available in our regular reports on Forms 10 - Q and 10 - K and in our latest quarterly news release, all of which are available in the Investor Relations section of our website, Investor.ProAssurance.com.

Corporate Profile

ProAssurance Corporate Profile

PROASSURANCE.

- Healthcare-centric specialty insurance writer
  - Healthcare Professional Liability (HCPL)
    - Only public company writing predominantly HCPL
  - Life sciences and medical device liability
  - Workers' compensation
  - Legal professional liability
  - Alternative risk transfer (ART)
- Market Cap: $2.9 billion
- Shareholders' Equity: $1.8 billion
- Total Assets: $4.9 billion
- Claims-Paying Ratings
  - A. M. Best: "A+" (Superior)
  - Fitch: "A" (Strong)
- 40 locations in three countries
  - 969 employees
- Writing in 50 states & DC
- Emerging international business

As of 6/30/17, except Market Cap which is 8/31/2017

Business Unit	Principal Offices	Employees	Lines of Business
HCPL	18	458	Healthcare Professional Liability
PRA Corporate	1	106	Corporate functions (Accounting, Legal, etc.)
PICA	1	94	Professional Liability for Podiatry & Chiropractic
Eastern	7	255	Workers' Compensation Captive Facilities (all lines)
Medmarc	2	67	Products Liability Legal Professional Liability
PRA Risk Solutions	1	3	Alternative Risk Transfer



Primary Capital Source for Lloyds Syndicate 1729
Underwriting Offices
Claims Offices
Claims/Underwriting Offices
Corporate Headquarters
Cayman Islands

ProAssurance Investor Presentation as of September 6, 2017

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3 ProAssurance Investor Presentation as of September 6, 2017 YTD 2017 Premiums, Policyholders & Distribution 6/30/17 YTD Policyholder Count: ~ 72,500 YTD 2017 Gross Premium: $ 438 mln Physicians & Dentists 44% Ancillary Healthcare 3% Life Sciences/ Medical Tech 4% Hospitals & Facilities 6% Attorneys 3% Workers' Compensation 33% Lloyd's 7% Specialty P&C: 60% Physicians & Dentists 62% Ancillary Healthcare 11% Life Sciences/ Medical Tech 2% Hospitals & Facilities 2% Attorneys 9% Workers' Compensation 14% Premium Allocated by Line Does Not Reflect Inter - Segment Eliminations Subject to Rounding Our Distribution Sources HCPL LPL Life Sciences Workers’ Comp Agent/Broker 76% 100% 100% 100% Direct 24% -- -- --

4 ProAssurance Investor Presentation as of September 6, 2017 Our Four Reporting Segments ProAssurance Consolidated Specialty P&C Workers’ Compensation Lloyd’s Corporate / Other Healthcare Professional Liability Products Liability Lawyers’ Professional Liability Traditional Captive Market Facility Syndicate 1729 (58%) (including investments & taxes) PRA Corp – Parent Company Internal Agency Operations Investments, except Lloyd’s Taxes, Except Lloyd’s Debt Operating Segments

5 ProAssurance Investor Presentation as of September 6, 2017 ProAssurance Brand Profile Specialty P&C Healthcare Professional Liability Workers’ Comp Alternative Risk Transfer Medical Technology & Life Sciences Products Liability Legal Professional Liability

6 ProAssurance Investor Presentation as of September 6, 2017 ProAssurance’s Path to Success 1976 - 1991 Building financial strength Establishing a brand reputation for superior service Demutualized in 2001 1991 - 2012 Scope & size addressed by expansion through careful M&A and de novo expansion in traditional HCPL 2012 - 2016 Additional capabilities added in Life Sciences and Workers Compensation The only specialty offering HCPL and Workers Compensation Instrumental in the formation of Lloyd’s Syndicate 1729 Providing 58% of the Syndicate’s underwriting capacity New options available ranging from captives to Lloyds Corporate / Other Looking for further M&A opportunities in HCPL International opportunities can be created through Lloyds We expect to remain healthcare - centric

7 ProAssurance Investor Presentation as of September 6, 2017 Management is Experienced & Invested Proven e xecutive management remains in place Officer/SVP: 16 years average tenure / 29 years average total industry experience VP level: 15 years average experience /28 years average total industry experience Performance over our history demonstrates our understanding of cycle management and the need to remain disciplined Board, management and employees are invested, owning ~2 % of ProAssurance stock SVP and above subject to ownership guidelines Executive Committee Experience/Bios W. Stancil Starnes, JD Chairman & Chief Executive Officer Company Tenure: 10 Years Prior MPL Experience: 29 Years Total Industry & Related Experience: 39 Years Formerly in the private practice of law in HCPL defense and complex corporate litigation Jeffrey P. Lisenby, JD Executive Vice - President, General Counsel & Secretary Company Tenure : 16 Years Prior MPL Experience: - Total Industry & Related Experience: 16 Years Formerly in the private practice of law Edward L. Rand, Jr., CPA Executive Vice - President & Chief Financial Officer Company Tenure : 12 Years Prior MPL Experience: - Total Industry & Related Experience: 24 Years Career - long experience in insurance finance and accounting. Prior to ProAssurance: Chief Accounting Officer for Partner Re Howard H. Friedman, ACAS President HCPL Group & Chief Underwriting Officer Company Tenure: 21 Years Prior MPL Experience: 16 Years Total Industry & Related Experience: 37 Years Career - long experience in MPL company operations and management. Former ProAssurance CFO Michael L. Boguski, CPCU President, Eastern Alliance Insurance Group Company tenure: 21 Years (Co - founder/First employee) Prior Property & Casualty experience: 11 Years Total Industry & related experience: 32 Years Career long experience in Property and Casualty Underwriting, Operations and Executive Management. Ross E. Taubman, DPM President of PICA Company Tenure: 6 Years Prior MPL Experience: - Total Industry & Related Experience: 32 Years Formerly in the private practice of podiatry. Leader in organized podiatric medicine; former President and Trustee of the American Podiatric Medical Association

Key Updates – September 2017

9 ProAssurance Investor Presentation as of September 6, 2017 Q2 2017 Recap: Looking Beyond the Noise PREMIUMS GREW 6% Overall Specialty P&C: +7.6% Workers’ Compensation +5.1% FAVORABLE DEVELOPMENT : $29 million Substantial PROFITABILITY Net Income: $19.5 Million or $0.36/share Operating Income : $21.4 Million or $ 0.40/share Combined Ratio: 96.2% qtr / 96.3% ytd EXCELLENT PREMIUM RETENTION NEW BUSINESS WAS STRONG Specialty P&C: $9.4 million Workers’ Compensation $9.5 million

10 ProAssurance Investor Presentation as of September 6, 2017 Q2 2017 Recap: So What Was the Noise? Analysts’ ESTIMATES vs. REPORTED Wall Street Consensus: $0.54/share ProAssurance Reported: $0.40/share Accounting CHARGE $5.2 million pre - tax charge to true - up accounting for a reinsurance facility in Bermuda LAWSUIT Settlement Confidential amount Resulted in additional premium paid to reinsurers which hurt Specialty P&C results Other Normal Course of Business Items Level of Reserve Development — To Be Expected Required Adjustments to Investments — ”Mark - to - Market”

11 ProAssurance Investor Presentation as of September 6, 2017 YTD 2017 Recap: Strong Fundamentals PREMIUM GROWTH 5.3% Overall Specialty P&C: +2.9% Workers’ Compensation +6.7% Lloyd’s Syndicate: +12.9% FAVORABLE DEVELOPMENT : $58 million Sustained PROFITABILITY Net Income: $61.0 Million or $1.14/share Operating Income : $54.8 Million or $1.02/share Combined Ratio: 96.3% EXCELLENT PREMIUM RETENTION Adding Well - Underwritten NEW BUSINESS Despite Challenging Market Conditions Specialty P&C: $19.6 million Workers’ Compensation $23.6 million

Key Updates: Return on Equity & Future Goals

YTD 2017 Return on Equity: 6.7%

Revising ROE target to **seven points** above the ten-year Treasury rate (risk-free rate)

- Prior long-term return target of 12%-14% is unrealistic in the current interest rate environment
- Ten year treasury rate was 2.30% at 7/31/17*, implying a revised **ROE Target** of approximately **9.3%**

Each line of business retains a *pricing* target of **13% ROE** on **allocated capital**



*https://www.treasury.gov/resource-center/data-chart-center/interest-rates/Pages/TextView.aspx?data=yield

ProAssurance Investor Presentation as of September 6, 2017
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13 ProAssurance Investor Presentation as of September 6, 2017 Components of Return on Equity 11.5% 9.2% 2.4% 5.5% 1.1% 0.2% - 2.5% Pre-Tax Underwriting Profit $22 Pre-Tax Investment Result $50 Non-Operating Gains $10 Taxes $2 Interest, SPC Dividend, & Intangibles $(23) Q2 2017 YTD Return on Equity: 6.7% 3.4% 4.7% 0.3% - 0.7% - 1.4% Pre-Tax Underwriting Profit $34 Pre-Tax Investment Result $47 Non-Operating Gains (Losses) $3 Taxes ($7) Interest, SPC Dividend, & Intangibles ($15) Q2 2016 YTD Return on Equity: 6.3% Ten year Average ROE ( 2007 - 2016) Five Year Average ROE ( 2012 - 2016)

14 ProAssurance Investor Presentation as of September 6, 2017 $59 $144 $149 $229 $99 $150 $162 $56 $158 $294 $311 $285 YTD 17 2016 2015 2014 Ordinary Extraordinary Subsidiary Dividends to Corporate Subsidiary Dividend History (in Millions) 2017 ORDINARY Dividend Capacity is $174 Million Ordinary dividends permitted without regulatory approval Amounts and criteria vary by domiciliary state Extraordinary dividends require regulatory approval Subsidiary capital requirements play a major role Primary source of liquidity

15 ProAssurance Investor Presentation as of September 6, 2017 Capital and Liquidity Decisions All decisions must recognize that we hold significant capital at the subsidiary level to maintain operating company ratings and satisfy regulatory requirements. Dividends from subsidiaries to the holding company are our primary source of liquidity and are paid as allowed given rating and regulatory constraints. Starting Point & Capital Required capital for operating subsidiaries Liquidity Accepted operating expenses Add & Capital Potential opportunities for organic growth and strategic M&A Liquidity Amounts needed for quarterly dividends and debt service Share repurchase at prices with a reasonable payback period Special dividend Decreasing tax efficiency Options for deploying remaining capital Recurring regular dividend

16 ProAssurance Investor Presentation as of September 6, 2017 Key Updates: Capital Management Regular quarterly dividends of $0.31/per common share Special dividend of $4.69/per common share paid on January 9, 2017 Dividends declared through June 30, 2017 have returned $33 million of capital to shareholders Dividends declared in 2016 returned $315 million of capital to shareholders Underscores our commitment to effective capital management Preserves flexibility to pursue business opportunities and potential transactions that may emerge

Superb Track Record of Capital Management

ProAssurance. Treated Fairly

Current Management Team's Tenure Began Q2 2007

- 46% increase in Shareholders Equity
  - To $1.8 billion from $1.3 billion
- $1.7 billion* returned to shareholders through share repurchase and dividends since 2007
  - Share repurchase balances share price vs. book value/share
  - $110 million authorized for buybacks at 8/31/2017
  - Regular quarterly dividend is $0.31/share
- $754 million deployed in transformative strategic acquisitions

At 9/6/17 | $ in 000's

Year	Dividends Declared*		Share Repurchase	Strategic Acquisitions	Total*
	Special	Regular			
2007	–	–	$54,201	–	$54,201
2008	–	–	87,561	–	87,561
2009	–	–	52,045	$137,800	189,845
2010	–	–	106,347	233,000	339,347
2011	–	$15,269	21,013	–	36,282
2012	$154,055	38,411	–	24,000	216,466
2013	–	64,777	32,454	153,700	250,931
2014	150,685	69,779	222,360	205,244	648,068
2015	53,013	66,843	169,793	–	289,649
2016	249,188	65,841	2,106	–	317,135
YTD 17	–	49,598	–	–	49,598
	$606,941	$370,518	$747,880	$753,744	$2,479,083
	$1,725,339				

2017 YTD Information is through September 6, 2017
Capital Returned is all declared dividends + share buybacks

* Calculations regarding dividends declared but not yet paid and capital returned to shareholders utilize outstanding shares at June 30, 2017 as reported in the ProAssurance Q2 2017 10Q. Actual amounts may vary slightly.

ProAssurance Investor Presentation as of September 6, 2017

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18 ProAssurance Investor Presentation as of September 6, 2017 Capital Growth: 2008‒Q2 2017 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q2 2017 Beginning Equity* $ 1,255 $ 1,424 $ 1,705 $ 1,856 $ 2,164 $ 2,271 $ 2,394 $ 2,158 $ 1,958 $ 1,799 Cumulative - effect adjustment: ASU 2016 - 09 adoptio n - - - - - - - - - $ 149 Stock Issued $ 112,478 - - - - - - - - - Employee Stock Transactions $ 11,673 $ 7,205 $ 6,147 $ 6,167 $ 7,780 $ 9,261 $ 11,246 $ 8,221 $ 12,857 $ 2,647 Earnings $ 177,725 $ 222,026 $ 231,598 $ 287,096 $ 275,470 $ 297,523 $ 196,565 $ 116,197 $ 151,081 $ 60,973 Dividends ࡳ ࡳ ࡳ $ (15,269) $ (192,466) $ (64,777) $ (220,464) $ (119,866) $ (315,028) $ (33,040) Treasury Stock $ (87,561) $ (46,884) $ (106,347) $ (20,317) ࡳ $ (32,054) $ (222,360) $ (169,793) $ (2,106) ࡳ Unrealized G/L $ (45,800) $ 98,663 $ 19,870 $ 50,913 $ 15,343 $ (85,719) $ (1,457) $ (34,349) $ (6,456) $ 8,665 Total Equity* $ 1,424 $ 1,705 $ 1,856 $ 2,164 $ 2,271 $ 2,394 $ 2,158 $ 1,958 $ 1,799 $ 1,838 * Equity shown in millions; all other data shown in thousands

19 ProAssurance Investor Presentation as of September 6, 2017 $407 million debt at 8/31/17 $250 million 10 - year notes due 11/15/2023 @ 5.30% Coupon $157 million drawn on revolver (Fully Collateralized) Strong Capital Position and Minimal Debt Ten - Year Premiums to Equity Ten - Year Debt to Capital 2% 3% 3% 2% 5% 9% 10% 15% 20% 18% $- $0.8 $1.6 $2.4 Q2 17 2016 2015 2014 2013 2012 2011 2010 2009 2008 $ in billions Debt Capital Debt to Capital 0.3 0.3 0.3 0.3 0.2 0.2 0.4 0.4 0.5 0.5 $- $0.8 $1.6 $2.4 Q2 17* 2016 2015 2014 2013 2012 2011 2010 2009 2008 $ in billions Premiums Equity Premiums to Surplus Moving closer to our minimum target of 0.75:1 Committed to enhancing shareholder value through effective capital management Retaining capital needed for an eventual market turn and M&A *Annualized

20 ProAssurance Investor Presentation as of September 6, 2017 Capital Management Priorities Conceptual Model of Projected A. M. Best BCAR Scores if Increase Premium Reduce Surplus “A+” Rating Threshold The manner in which capital is used has an effect on financial ratings Excess Capital vs. Excess Capacity

21 ProAssurance Investor Presentation as of September 6, 2017 Consistent Value Creation Reflects all stock splits and includes all dividends in the year declared. Source: SNL 52% 88% 160% 521% 229% 314% 671% 884% 941% 1095% 1698% 2040% 2769% 1991 1996 2001 2006 2011 2016 Scorecard at 8/31/17 Total Return CAGR Since Inception (Sep 1991) 2769% 14% Ten Year (8/31/07 – 8/31/17 ) 185% 11% Five Year (8/31/12 – 8/31/17 ) 66% 11% YTD 2017 - 4% $2.62 $6.24 $15.74 $8.34 $16.08 $24.32 $27.46 $39.91 $48.48 $53.25 1991 1996 2001 2006 2011 2016 Scorecard at 8/31/17 Price Change CAGR Since Inception (Sep 1991) 1936% 12% Ten Year (8/31/07 – 8/31/17 ) 103% 7% Five Year (8/31/12 – 8/31/17 ) 19% 4% YTD 2017 - 5% Stock Price Scorecard at 8/31/17* BV + Dividends CAGR Since Inception (Sep 1991) 2698% 14% $40.23 $43.56 $51.49 $1.84 $3.14 $4.91 $6.62 $8.01 $10.46 $16.81 $21.35 $30.17 $36.85 $39.13 $34.41 1991 1996 2001 2006 2011 2016 Book Value + Dividends Declared Total Return *Does not i nclude the $0.31/share cash dividend declared on September 6, 2017

Consolidated Financial & Operational Highlights

23 ProAssurance Investor Presentation as of September 6, 2017 Q2 2017 Income Statement Highlights Strong results from a focused strategy Three Months Ended Six Months Ended June 30 June 30 2017 2016 2017 2016 Gross Premiums Written $206.2 $195.0 $437.6 $415.5 Net Investment Result $25.2 $25.0 $50.2 $46.8 Total Revenues $205.6 $214.8 $428.6 $408.2 Net Losses and LAE $115.6 $106.9 $234.7 $217.9 Underwriting & Operating Expenses $57.9 $54.0 $115.0 $110.9 Net Income (Includes Realized Investment Gains & Losses) $19.5 $43.1 $61.0 $62.4 Operating Income $21.4 $36.0 $54.8 $61.0 Operating Income per Diluted Share $0.40 $0.67 $1.02 $1.14 In millions, except per share data

24 ProAssurance Investor Presentation as of September 6, 2017 $1.26 $1.42 $1.70 $1.86 $2.16 $2.27 $2.39 $2.16 $1.96 $1.80 $1.84 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q2 2017 Balance Sheet Highlights Maintaining the financial strength required to keep our insurance promise while continuing to create value for our shareholders 2017 2016 2015 2014 2013 Shareholders’ Equity $1.8 $1.8 $2.0 $2.2 $2.4 Total Investments $ 3.7 $ 3.9 $3.7 $4.0 $3.9 Total Assets $4.9 $ 5.1 $4.9 $5.2 $5.2 Total Policy Liabilities $2.4 $2.4 $2.4 $2.4 $2.4 Book Value per Share $34.41 $33.78 $36.88 $38.17 $39.13 In billions, except Book Value per share From 2013 - 2016, Book Value per share was affected by our purchase of common stock at prices above Book Value per Share Shareholders’ Equity: 46% Increase (2007 - 2017) $1.7 bln Returned to Shareholders Through Dividends and Share Repurchase Over This Period

25 ProAssurance Investor Presentation as of September 6, 2017 Q2 2017 $21.35 $26.30 $30.17 $35.42 $36.85 $39.13 $38.17 $36.88 $33.78 $34.41 $20.80 $23.13 $25.29 $29.80 $30.98 $34.67 $31.63 $30.72 $27.91 $28.45 $20.26 $24.04 $26.58 $31.93 $33.34 $35.64 $32.66 $31.17 $28.24 $28.94 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 Book Value per Share Tangible Book Value per Share excl. Unrealized Gains / Losses Tangible Book Value per Share 2016 Includes $4.69/share Special Dividend Book Value per Share History

26 ProAssurance Investor Presentation as of September 6, 2017 Book Value per Share History Components 6/30/17 12/31/16 Change Total Book Value $34.41 $33.78 $(0.63) Less: Goodwill & Intangible Assets 5.47 5.54 (0.07) Tangible Book Value $28.94 $28.24 $(0.70) Less: Unrealized Gain / Loss 0.49 0.33 $(0.16) Tangible Book Value excl Unreal G/L $28.451 $27.91 $(0.54) Estimated Effect of Treasury Shares $(1.53) $(1.63) $(0.10) Outstanding Shares (000s) 53,413 53,251 162 Treasury Shares (000s) 9,409 9,409 —

27 ProAssurance Investor Presentation as of September 6, 2017 Combined ratio average 2009 - 2016: 72.7% Operating ratio average 2009 - 2016: 50.2% Strong Operational Results / Consistent Profitability Combined Ratio and Operating Ratio History 69.1% 68.0% 52.5% 57.3% 70.6% 82.1% 90.5% 91.4% 96.3% 38.8% 39.8% 27.6% 32.6% 46.1% 64.2% 74.8% 77.8% 83.7% 2009 2010 2011 2012 2013 2014 2015 2016 Q2 2017 Combined Ratio Operating Ratio

28 ProAssurance Investor Presentation as of September 6, 2017 $16 $20 $19 $25 $40 $48 $53 $48 $34 $29 $29 $20 $31 $37 $38 $50 $60 $39 $42 $35 $37 $29 $25 $30 $43 $33 $52 $50 $49 $43 $36 $29 $44 $104 $108 $138 $184 $114 $82 $49 $56 $49 $11 $17 $23 $36 $105 $185 $207 $234 $326 $272 $223 $182 $161 $144 $58 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q4 Q3 Q2 Q1 Recognizing loss trends as they appear No change in reserving philosophy or process Disciplined Approach to Reserves $ in millions 15 - Year Reserve Development History by Quarter by Year HCPL Predominating 2003 — 2017

29 ProAssurance Investor Presentation as of September 6, 2017 Reinsurance Programs Professional Liability Medical Technology & Life Sciences Workers' Compensation Retention Reinsured Coverage Offered up to $25 million -------- 5% to 12.5% retained based on layer Coverage Offered up to $9 million -------- 10% Retention s Coverage up to $ 119.5 million per loss event -------- 0% Retention 100% Retained up to $1 million 100% Retained up to $1 million 100% Retained up to $500,000

Segment Financial Highlights & Strategic Review Specialty P & C

31 ProAssurance Investor Presentation as of September 6, 2017 Q2 2017 Specialty P&C Financial Highlights Three Months Ended Six Months Ended June 30 June 30 2017 2016 2017 2016 Gross Premiums Written $124.9 $116.1 $261.7 $254.4 Net Premiums Earned $109.0 $108.1 $222.1 $218.9 Total Revenues $110.5 $109.9 $224.7 $221.9 Net Losses & Loss Adjustment Expenses $71.3 $62.3 $146.3 $133.5 Underwriting & Operating Expenses $26.2 $25.9 $52.2 $51.0 Operating Result $7.8 $21.7 $21.1 $37.5 Current Accident Year Net Loss Ratio 89.7% 88.1% 89.2% 88.5% Effect of Prior Accident Year Reserve Development (24.3%) (30.5%) (23.3%) (27.5%) Net Loss Ratio 65.4% 57.6% 65.9% 61.0% Underwriting Expense Ratio 24.1% 24.0% 23.5% 23.3% Combined Ratio 89.5% 81.6% 89.4% 84.3% In millions, except ratios

32 ProAssurance Investor Presentation as of September 6, 2017 Total Gross Written Premiums were $124.9 mil — increase of 7.6% Q - o - Q Physician increase is due to normal cycle of 24 - month policy renewals. Retention: 90% Physician new business: $4.5 mil Facilities decrease is due to renewal timing. Retention: 90%. Facilities new business: $2.1 mil Lawyers’ professional liability is essentially flat. Retention: 84%. LPL new business of approximately $900,000 Medical technology nominally up due to new business of $1.4 mil offsetting retention of 89% Q2 2017 Specialty P&C Gross Written Premium Two - year policies adversely affect premiums in odd years due to renewal patterns $75.3 $74.3 $9.6 $4.5 $84.9 $78.8 Q2 2017 Q2 2016 Physician 12-mo Physician 24-mo $13.4 $6.8 $6.5 $3.5 $9.8 $11.1 $7.1 $6.5 $3.3 $9.3 Healthcare facilities Other healthcare providers Legal professionals Tail & other professional liability Medical Technology Q2 2017 Q2 2016 $ in millions

33 ProAssurance Investor Presentation as of September 6, 2017 Total Gross Written Premiums were $261.7 mil — increase of 2.9% Y - o - Y Physician increase is due to normal cycle of 24 - month policy renewals. Retention: 90%. Physician new business: $10.9 mil Facilities decrease is due to renewal timing. Retention: 90%. Facilities new business: $3.1 mil Lawyers’ professional liability is flat. Retention: 84%. LPL new business of $1.8 mil Medical technology nominally up due to new business of $2.7 mil offsetting retention of 85% Q2 2017 YTD Specialty P&C Gross Written Premium Two - year policies adversely affect premiums in odd years due to renewal patterns $165.0 $162.9 $15.5 $13.1 $180.5 $176.0 Q2 2017 Q2 2016 Physician 12-mo Physician 24-mo $25.6 $15.6 $14.4 $8.3 $17.3 $23.8 $15.3 $14.4 $8.2 $16.7 Healthcare facilities Other healthcare providers Legal professionals Tail & other, professional liability Medical Technology Q2 2017 YTD Q2 2016 YTD $ in millions

34 ProAssurance Investor Presentation as of September 6, 2017 Retention remains strong Continued underwriting vigilance is being used today to ensure future success Market share is important, but NOT as important as profitability Strong Retention Despite Competition Year - over - Year Premium Retention – Physicians Trailing Four Quarters’ Premium Retention – Physicians 87% 90% 90% 89% 90% 89% 89% 89% 88% 90% 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q2 17 89% 87% 90% 90% Q3 16 Q4 16 Q1 17 Q2 17

35 ProAssurance Investor Presentation as of September 6, 2017 No Overall Change in HCPL Loss Trends PICA excluded to facilitate accurate comparisons over time Current accident year loss ratio adjustments have been minor — in either direction Minimal changes on renewed business MD/DO Charged Rate History 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q2 2017 Annual 23% 28% 28% 19% 11% 3% -2% -6% -4% -2% -2% 0% -1% 0% 0% 0% 1% Cumulative 23% 57% 101% 139% 165% 173% 168% 152% 142% 137% 132% 132% 130% 131% 131% 131% 132% -10% 30% 70% 110% 150%

36 ProAssurance Investor Presentation as of September 6, 2017 Source: A.M. Best Aggregates and Averages for Each Line of Business (1991 - 2015) ProAssurance Outperforms in Insurance Average Combined Ratio 103.9% 99.7% 100.5% 106.7% 89.2% 95.0% 87.5% 68.3% 63.2% 88.5% 71.5% 67.2% 1991-2015 10-Year 2005-2015 5-Year 2010-2015 Overall P&C MPL PRA - MPL Only PRA - All Lines

37 ProAssurance Investor Presentation as of September 6, 2017 Source: 1991 - 2015 A.M. Best Aggregates and Averages, Medical Malpractice Lines of Business. Policyholder Dividends Included. ProAssurance Outperforms in HCPL ProAssurance consistently outperforms in a volatile line of business Calendar Year Combined Ratio 1991 - 2015 '91 - '15 Avg 10 Yr Avg 2006 - 2015 5 Yr Avg 2011 - 2015 40% 60% 80% 100% 120% 140% 160% 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 ProAssurance HCPL HCPL P&C 87.5% 106.7% PRA HCPL 60.4% 89.4% PRA HCPL 72.9% 91.0% PRA HCPL

38 ProAssurance Investor Presentation as of September 6, 2017 The question is cost vs. care — we can deliver more care than we can afford Restructuring is producing profound changes in healthcare The U.S. spends a greater proportion of GDP on healthcare and the percentage is increasing Strategy Update: Healthcare Costs are the Real Issue Healthcare Spending as a Percentage of GDP ( 1995 - 2014) 6% 8% 10% 12% 14% 16% 18% 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 United States France Germany Canada Japan EU Global Australia UK Healthcare Cost control remains the real driver of change in the delivery of care Care being pushed down to lower cost providers Current spending levels are unsustainable The Affordable Care Act is a sideshow that does not address rising costs No perfect model for healthcare delivery has emerged http://data.worldbank.org/indicator/SH.XPD.TOTL.ZS

39 ProAssurance Investor Presentation as of September 6, 2017 The Future of Healthcare Costs Adapted from HBR: The Strategy that Will Fix Healthcare Greater reliance on a value - based payment system Providers shouldering more of the risk of costs • Drives the need for efficiency in order to optimize limited resources Changing models of reimbursement Greater reliance on technology Increasing focus on efficiency to maximize care - per - spend OVERARCHING TRENDS Larger groups/systems will have more leverage with payers Financial pressures are eliminating small groups and solo practitioners Patients will be forced to make choices as they shoulder more costs Payment for Volume (Fee - for - Service) Payment for Value & Outcome (Value - Based Care) Provider Centric Patient Centric Physician/Specialty - Driven Coordination of Care

Strategy Update: Traditional Practices are Fading

ProAssurance.

The HCPL Industry

Traditional practices are fading

Excess capital is being used to try to maintain market share at the expense of a sustainable future

Capital & geographic constraints challenge many small insurers

Few companies are able to respond to new coverage demands from emerging delivery models

- The fork in the road for traditional HCPL companies
  - Their core markets are disappearing and they do not have the financial size and capability to insure large, more complex risks



Small Group & Solo Practices
Employed Physicians
62%
35%
49%
44%
35%
53%
33%
58%
2008
2012
2014
2016

Source: 2016 Physicians Foundation Survey of America's Physicians, and prior editions

ProAssurance Investor Presentation as of September 6, 2017

40

Strategy Update: ProAssurance Can Meet the Challenges

ProAssurance. Treated Fairly

The HCPL Industry

Traditional practices are fading

Excess capital is being used to try to maintain market share at the expense of a sustainable future

Capital & geographic constraints challenge many small insurers

Few companies are able to respond to new coverage demands from emerging delivery models

Healthcare

Cost control remains the *real* driver of change in the delivery of care

Care being pushed down to lower cost providers

Current spending levels are unsustainable

The Affordable Care Act is a sideshow that does not address rising costs

No perfect model for healthcare delivery has emerged

The Fork in the Road

For traditional HCPL companies, there can be no status quo given the inevitable evolution of their customer base

ProAssurance

Maintaining discipline & profitability

Expanding product lines through strategic M&A and internal innovation

Covering the full spectrum of healthcare

Addressing all avenues of distribution

Created a sustainable competitive advantage

Managing capital effectively

ProAssurance Investor Presentation as of September 6, 2017

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ProAssurance is Positioned to Succeed in HCPL

PROASSURANCE. Treated Fairly

Emerging Issues in Healthcare

- Consolidation of providers into larger groups or within facilities/systems
- Evolution of new delivery systems to address cost pressures
- Multi-state expansion to achieve scale

Challenges for HCPL Insurers

- Broker-driven purchasing requires new approaches to the market
- Larger balance sheets required to respond to greater financial risk
- Multi-state risks require broad scope
- Evolving risk profiles require flexible coverage options and alternative markets presence

ProAssurance Responds with Strategies & Solutions

- Broker outreach and National Healthcare Team are driving higher submissions.
- Chosen by a large multi-state risk—single largest premium in PRA history (Q2 2016)
- 50-state capability in place since 2007
- Partnerships such as Certitude with Ascension Health ($131 million in DPW since inception)
- Alternative market expertise through Inova® captives, E&S capabilities and a dedicated risk retention group
- Sophisticated Work Comp solution creates a solid competitive advantage

ProAssurance Investor Presentation as of September 6, 2017 42

43 ProAssurance Investor Presentation as of September 6, 2017 Berkshire Hathaway Specialty MPL Carriers Only $865 Doctor’s Company $673 ProAssurance Size, Scope & Experience $453 MLMIC NY Only $392 Coverys $390 NORCAL $330 MCIC $288 PRI NY Only Negative Surplus $288 MAG Mutual $288 Hospitals Insurance $189 ISMIE $175 MMIC $155 MM - NC $149 Controlled Risk $145 SVMIC $130 MM - MD $123 MICA $110 Allied World $95 OMSNIC Dental & Related $93 COPIC $81 -$0.5 $0.0 $0.5 $1.0 $1.5 $2.0 0 10 20 30 40 50 Surplus billions Bubble Size = 2016 Direct Premiums Written in millions Active States ProAssurance has the right combination of geographic scope, broad experience, and financial strength for success in the new world of healthcare liability ProAssurance is Positioned to Succeed in HCPL Size & Scope of Top HCPL Writers SNL 2016 Statutory Data, >50% HCPL, Direct Written Premiums >$80 million

44 ProAssurance Investor Presentation as of September 6, 2017 ProAssurance is Positioned to Succeed in HCPL Our long - term focus on financial strength is central to our overall strategy and success We have proven our ability to thrive across insurance cycles We have an unmatched combination of financial strength and deep experience ProAssurance has always evolved ahead of the curve We have built the platform that allows us to serve the broad spectrum of healthcare Prudently leveraging our success and experience with the addition of specialized expertise Broad capabilities to meet evolving demands Eastern, Medmarc, PICA & Mid - Continent Traditional HCPL companies deepen our capabilities

Strategy Update: Successes in the Evolving Market

ProAssurance. Treated Fairly

- The Certitude[tm] program in partnership with Ascension Health
  - Shared risk through quota share participation by Ascension's captive on first $1M
  - ~2,500 insured physicians
  - ~$18.2 million inforce Certitude direct premium YTD
  - Active in AL, CT, D.C., FL, IL, IN, KS, MD, MI, NY, OK, SC, TN, TX, WI
  - $35.4 million total *direct* premium from Ascension-related risks in 2016
- CAPAssurance
  - Partnered with California-based CAP-MPT
  - Risk sharing by CAP through variable quota share participation on first $1M
  - ~$8.0M of inforce premium, including three hospitals and various facilities

CERTITUDE™ by ASCENSION


States with Active Certitude Programs
Non-Certitude States where Ascension Health Ministries are based*
States with Active CAPAssurance Policies

*http://ascension.org/our-work/ascension-health/sites-of-care

ProAssurance Investor Presentation as of September 6, 2017

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46 ProAssurance Investor Presentation as of September 6, 2017 Addressing a Wide Spectrum of Risk Appetites Traditional Policies Primarily agent - sold or direct Remains the majority of our business Proven performance supports discipline pricing Transitional Risk sharing/high deductible programs control cost and build “sticky” business Risk purchasing groups target specific specialties or program business Joint physician/hospital policies (ProControl®) address unique risk tolerance and claims expectations of each class of insured Alternative Risk Captive insurance programs allow large, sophisticated healthcare and workers’ compensation customers to control their own insurance programs Two joint healthcare professional and workers’ compensation programs are already in place Eastern Re brings proven experience and expertise in establishing and operating captives through segregated cells Coordinated sales & marketing efforts target insureds in these classes for additional products and services

47 ProAssurance Investor Presentation as of September 6, 2017 Emerging Strategic Opportunities ProAssurance Risk Solutions sm Proven expertise to address complex risk financing challenges in both healthcare and workers’ compensation Run - off liabilities in M&A transactions Assumption of existing reserve liabilities for large organizations seeking to repurpose capital resources Specialized self - insurance plans Offers financial flexibility through more efficient securitization/collateralization of self - funded risks ProAssurance Complex Medicine Program for larger entities with self - insured retentions allows us to participate in markets we have not previously addressed Proprietary analytics provides advanced underwriting & pricing capabilities in conjunction with Pro - Praxis, an underwriting agency capitalized by Cooper Gay

48 ProAssurance Investor Presentation as of September 6, 2017 Leveraging Existing Expertise in New Ways Syndicate 1729 at Lloyds Our 58% participation provides potential access to international medical professional liability opportunities Increases flexibility for ProAssurance when working with complex risks Primary and excess business can be written We expect to leverage Medmarc’s expertise in the future to underwrite international medical technology and life sciences risks Medmarc Larger healthcare organizations present greater opportunities to insure activities focused on device and drug development Provides ProAssurance and our distribution partners with additional capabilities at the complex end of the healthcare delivery continuum Increasing globalization of testing and development efforts are a natural fit with Lloyd’s Syndicate 1729 ProAssurance Mid - Continent Underwriters Focuses on ancillary healthcare market which is exploding as care is being pushed down to lower cost providers

Segment Highlights & Strategic Review Workers’ Compensation

Workers' Compensation Expansion

ProAssurance.

- Eastern Alliance Insurance Group acquiring renewal rights to the workers' compensation book of Great Falls Insurance Company
- Administrative hearing set for late August with closing anticipated by the end of Q3 2017
- Great Falls is headquartered in Auburn, Maine
  - Transaction will add Maine and New Hampshire to Eastern's footprint
  - Sets the stage for expansion into other New England states
- $13.3 million of direct written premium in 2016
  - No assurance that Eastern can renew 100% of expiring
- Eastern is also acquiring all of Great Falls' agency contracts
  - Many long-term relationships
- Management and employees will become part of Eastern and will form the New England regional office
  - Fifth operating region within Eastern
  - Great Falls' president will lead this new region
- Strong operational and cultural fit with Eastern

fresh outlooks. eastern ALLIANCE better outcomes.

Great Falls INSURANCE COMPANY


Midwest Region
• Indianapolis, IN
• Grandville, MI
New England Region
Upon Transaction Close
• Auburn, ME
Mid-Atlantic Region
• Lancaster, PA
• Wexford, PA
Southeast Region
• Charlotte, NC
• Richmond, VA
Gulf South Region
• Madison, MS
• Nashville, TN
• Austin, TX
Eastern Re (Cayman)

ProAssurance Investor Presentation as of September 6, 2017

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51 ProAssurance Investor Presentation as of September 6, 2017 Eastern Specialty Risk: Higher Risk But NOT High Risk Focusing on the next level of risk: higher hazard but not typical “high hazard” Some classes previous written by Eastern in High Modification programs $2.3 million in direct premiums through June 30, 2017 • Loss trends are favorable Loss are expected to be less frequent, but more severe Loss profile means higher premiums and greater margins Eastern will apply its innovative claims and risk management strategies to shorten the tail, reduce the incidence and severity of claims and enhance workplace safety Broad acceptance from existing agents that have deep relationships with Eastern Many have one or two accounts with competitors and look to move those to Eastern with this option Full support of reinsurance partners Retentions remain the same as in existing business Deepens the reinsurance relationship by providing additional rate for new exposures

52 ProAssurance Investor Presentation as of September 6, 2017 Q2 2017 Workers’ Compensation Financial Highlights Three Months Ended Six Months Ended June 30 June 30 2017 2016 2017 2016 Gross Premiums Written $59.3 $56.5 $143.6 $134.5 Net Premiums Earned $56.9 $55.1 $112.1 $109.5 Total Revenues $57.1 $55.2 $112.5 $110.1 Net Losses & Loss Adjustment Expenses $33.5 $34.7 $68.1 $69.7 Underwriting & Operating Expenses $17.1 $16.3 $33.8 $34.2 Operating Result $3.8 $3.0 $6.7 $4.2 Current Accident Year Net Loss Ratio 64.1% 64.8% 65.5% 65.6% Effect of Prior Accident Year Reserve Development (5.2%) (1.9%) (4.7%) (1.9%) Net Loss Ratio 58.9% 62.9% 60.8% 63.7% Underwriting Expense Ratio 30.1% 29.6% 30.1% 31.2% Combined Ratio 89.0% 92.5% 90.9% 94.9% In millions, except ratios

53 ProAssurance Investor Presentation as of September 6, 2017 79.1% 65.6% 80.2% 87.7% 96.0% 89.7% 91.8% 93.0% 96.0% 95.9% 95.5% 90.9% 92.7% 94.3% 93.7% 90.3% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 YTD 17 GAAP GAAP (excluding fair value adjustments, intangible asset amortization, transaction-related and other one-time charges) Consistent Profitability in Workers' Comp Historical Combined Ratio Average 88.5% 2006 - Q2 2017

54 ProAssurance Investor Presentation as of September 6, 2017 Source: 1996 - 2015 A.M. Best Aggregates and Averages, Workers’ Compensation. Policyholder Dividends Included. Eastern Outperforms in Workers’ Compensation Eastern consistently outperforms in a volatile line of business Calendar Year Combined Ratio 1996 - 2015 '96 - '15 Avg 10 Yr Avg 2006 - 2015 5 Yr Avg 2011 - 2015 40% 60% 80% 100% 120% 140% 160% 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 Eastern Industry P&C 89.8% 107.9% Eastern WC 91.3% 105.2% Eastern WC 85.8% 105.5% Eastern WC

55 ProAssurance Investor Presentation as of September 6, 2017 Strategy Update: How Eastern Differentiates Understands market dynamics and regulatory concerns Use of local knowledge that has always differentiated ProAssurance Disciplined individual account underwriting with focus on rate adequacy in rural territories Dedicated to effective claims management and returning injured workers to wellness

56 ProAssurance Investor Presentation as of September 6, 2017 Eastern Alliance Insurance Group Best - in - Class Claims, Risk Management and Underwriting Business Model Broad Product Spectrum 41 State Licenses – Core Operations in 16 States Select Agency Partnerships 231 Contracts / 669 Locations Workers’ Compensation Business Profile & Overview YTD, June 30, 2017 Southeast Region • Charlotte, NC • Richmond, VA Gulf South Region • Madison, MS • Nashville, TN • Austin, TX Midwest Region • Indianapolis, IN • Grandville, MI Mid - Atlantic Region • Lancaster, PA • Wexford, PA Offices Licensed and actively seeking business Licensed, accepting ancillary “border” business Eastern Re (Cayman) PA 52% IN 9% NC 6% NJ 5% SC 4% DE 4% VA 3% MS 3% GA 3% TN 3% MI 2% OTH 6% Premium Distribution

57 ProAssurance Investor Presentation as of September 6, 2017 Guaranteed Cost Policies Loss - Sensitive Dividend Plans Deductible Plans Retrospective Rating Plans Alternative Market Programs ParallelPay – “Pay as you Go” TPA Services Claims Administration and Risk Management Broad Workers’ Compensation Product Spectrum $144 Mln YTD Gross Written Premium at 6/30/2017 Guaranteed Cost 51% INOVA (Alternative Markets) 32% Policyholder Dividend 9% Deductible Plans 4% Retrospective Rating 2% Assumed 3% Active Policies at 6/30/17 Traditional WC Programs 7,532 Alternative Markets 2,819 10,351

58 ProAssurance Investor Presentation as of September 6, 2017 Wide diversification by class code and market segment Over 600 class codes actively written Approximately 7,000 active policies in Traditional Programs Approximately 2,800 active policies in Alternative Market Programs Diversified Book of Business Top 10 Classes of Business by Payroll Exposure as of June 30, 2017 Physicians & Dentists 11% Hospitals 6% Skilled Nursing Homes 2% Clerical / Office 15% Colleges / Schools 10% Auto Dealers 5% Outside Sales 4% Restaurants 3% Fast Food 2% Banks 2% Traditional Business Skilled Nursing Homes 6% Physicians & Dentists 5% Home Healthcare 3% Social Rehab Facility 2% Retirement Community 3% Clerical / Office 16% Colleges / Schools 7% Outside Sales 6% Auto Dealers 5% Restaurants 2% Alternative Markets Business Healthcare Related Non - Healthcare

59 ProAssurance Investor Presentation as of September 6, 2017 Healthcare as a Percentage of Overall Workers’ Compensation Writings Significant Healthcare Profile Non - Healthcare 79% Healthcare 21% $16.7 $16.9 $14.2 $11.2 2017 2016 Inova Traditional Healthcare premiums up 9.9% over YTD 2016 YTD 6/30/17 The Primary Growth in Healthcare is in Alternative Markets YTD 6/30 Each Year / $ in millions

60 ProAssurance Investor Presentation as of September 6, 2017 No claims open from 2002 and earlier 31 net claims open 2011 and prior Recognized as a short - tail writer of workers’ compensation Workers’ Comp Claim Closing Pattern: Traditional 6/30/2017 364 536 590 570 687 590 717 778 890 954 1,076 1,185 1,247 1,287 1,215 1,082 766 0 0 0 3 0 2 2 1 3 6 3 11 17 35 63 132 339 0 150 300 450 600 750 900 1,050 1,200 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Accident Years Closed Claims Open Claims

Strategy Update: Alternative Market Overview

- Inova® is our alternative insurance brand
- Alternative insurance structure utilizes a segregated portfolio company (Eastern Re) with segregated portfolio cells housing captives
- Alternative market solutions are in high demand
  - Fast growing sector of the Property and Casualty marketplace
- Inova is a high ROE product with significant retention
  - Fee-based revenue diversifies earnings that are largely based on underwriting
  - Jointly-owned SPC's
  - Capital efficient
- Unique product offering for healthcare organizations differentiates Eastern & ProAssurance
  - MPL / WC lines in a single SPC
  - Leverage "mono-line" expertise for both
  - With the uncertainty created by healthcare reform, it is more important than ever for healthcare organizations to manage "controllable" expenses
- Enhances agency partnerships
  - Risk sharing (joint ownership) educates agents on principles of underwriting, risk management and claims administration
- Certain programs assist in Eastern's geographic expansion / diversification efforts

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62 ProAssurance Investor Presentation as of September 6, 2017 Strategy Update: How Eastern RE Differentiates Captive insurance solutions provided through Eastern Re Value - added risk management services cements brand loyalty Strategic partnerships with select independent agencies that share philosophies on controlling workers’ compensation costs Segregated cell company based in Cayman Successfully driving new business opportunities for healthcare professional liability business

63 ProAssurance Investor Presentation as of September 6, 2017 How Inova ® Benefits Insureds “A” Rated Paper – WC / “A+” Rated Paper – MPL / GL Stable Off - Shore Facility Eastern Re Ltd, S.P.C. established in 1987 Cayman Islands Monetary Authority regulation Segregated portfolio cells statutorily protected from each other Multi - State Coverage “Fully - Bundled” Approach No need for separate service agreements or providers Access to ProAssurance / Eastern Reinsurance Markets Reinsurance Program Protection “Turn - key” Operation Provides simple and easy transition from start to finish Minimal start - up capitalization Flexible ownership Monthly and Annual Reporting Package Detailed monthly reporting package Quarterly actuarial reviews and financials Potential Shareholder Dividends Dedicated Service Team Account management, underwriting, claims, risk management, marketing, accounting, premium audit Annual Off - Shore Meeting with Senior Management Team

64 ProAssurance Investor Presentation as of September 6, 2017 No claims open from 2006 and earlier Nine open claims from 2013 and prior Recognized as a short - tail writer of workers’ compensation Workers’ Comp Claim Closing Pattern: Alternative 6/30/2017 66 103 175 267 407 422 310 325 336 385 404 503 500 569 617 604 480 0 0 0 0 0 0 0 1 0 0 2 1 1 4 17 69 208 0 100 200 300 400 500 600 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Accident Years Closed Claims Open Claims

65 ProAssurance Investor Presentation as of September 6, 2017 Inova: Direct Written Premium Trends DPW in 000’s 18 year track record of growth and profitability 2016 DWP = $75.9 million Year - over - year growth of 7.4% $847 $2,451 $5,082 $12,159 $17,257 $25,786 $28,512 $27,032 $26,912 $29,113 $28,790 $31,139 $38,157 $42,733 $51,125 $59,350 $70,631 $75,915 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

66 ProAssurance Investor Presentation as of September 6, 2017 PROASSURANCE EASTERN Re Ltd., S.P.C. Cayman Domicile Founded in 1987 Segregated Portfolio Cell (SPC) Segregated Portfolio Cell (SPC) Segregated Portfolio Cell (SPC) Individual Segregated Portfolio Cell Loss Fund * Commission Front (Underwriting) Claims Administration Risk Management Cell Rental Reinsurance Tax/Excise Claims Payments Potential Shareholder Dividend Expenses * Loss Fund managed off shore through Deutsche Bank with individual investment portfolio. EASTERN ALLIANCE INSURANCE GROUP Inova® Program Structure

Segment Highlights & Strategic Review Lloyd’s

68 ProAssurance Investor Presentation as of September 6, 2017 Q2 2017 Lloyd’s Segment Financial Highlights Three Months Ended Six Months Ended June 30 June 30 2017 2016 2017 2016 Gross Premiums Written $23.3 $25.0 $36.0 $31.9 Net Premiums Earned $14.5 $13.5 $29.1 $26.0 Total Revenues $14.8 $14.1 $30.2 $27.1 Net Losses & Loss Adjustment Expenses $10.8 $8.5 $20.3 $14.7 Underwriting & Operating Expenses $6.9 $5.2 $ 13.1 $10.4 Operating Result $(2.3) $(0.5) $(2.6) $1.1 Current Accident Year Net Loss Ratio 71.4% 83.5% 72.1% 68.9% Effect of Prior Accident Year Reserve Development 2.9% (20.6%) (2.3%) (12.3%) Net Loss Ratio 74.3% 62.9% 69.8% 56.6% Underwriting Expense Ratio 47.3% 38.8% 45.0% 40.1% In millions, except ratios Expense ratio growth is moderating as premiums build and start - up expenses transition to operating expenses

69 ProAssurance Investor Presentation as of September 6, 2017 Lloyd’s Strategy Review ProAssurance provides 58% of capital to Syndicate 1729 Small ownership interest in the underlying underwriting arm, Dale Underwriting Partners $220 million capital commitment is best viewed as an investment Early stage costs elevated but in - line with expectations Expenses leveling as operations mature Provides potential exposure to global professional liability opportunities Also relevant to Medmarc for medical technology and products liability as more testing and development moves offshore First underwriting year (2014) closed profitably

70 ProAssurance Investor Presentation as of September 6, 2017 Lloyd’s Strategy Update Special Purpose Arrangement (SPA) within Syndicate 1729 will begin writing business in 2018 Four experienced underwriters with established books of business joining Planned premium is $22 million Business focus is contingency & specialty property Continuing success in international healthcare professional liability from the highly - experienced underwriting team that joined Syndicate 1729 in March 2016 Extensive experience in Canada, Australia, South America & Middle East

71 ProAssurance Investor Presentation as of September 6, 2017 Current Underwriting capacity: $130 million ProAssurance 57.6% share is $75.0 million 2016 Syndicate 1729 Gross Written Premium was $113.2 million ProAssurance 57.6% Share was $65.2 million Lloyd’s Syndicate 1729: Business Detail For the trailing twelve months as of March 31, 2017 and reported June 30, 2017. $ in millions and based on exchange rates at 6/30/2017 Property Insurance (Mainly US) 26% Casualty (US) 27% Medical Professional Liability (PICA) 8% Catastrophe Reinsurance - XS of Loss (non US) 1% Catastrophe Reinsurance - XS of Loss (US) 14% Facility (US) 6% General Liability (US) 13% All Other Reinsurance (Mainly US) 5% Broad spread of risk Property is primarily US

Segment Highlights & Strategic Review Corporate & Investments

73 ProAssurance Investor Presentation as of September 6, 2017 Segment operating results for Q2 2017 were lower than Q2 2016 due to net realized investment losses in Q2 2017 caused by mark - to - market adjustments Investment income continues to decline due to lower average balances and the low interest rate environment Q2 2017 Corporate Segment Financial Highlights Three Months Ended Six Months Ended June 30 June 30 2017 2016 2017 2016 Net Investment income $ 22.3 $24.2 $45.1 $49.4 Equity in earnings (loss) of unconsolidated subsidiaries $2.5 $0.4 $4.3 $(3.3) Net realized investment gains (losses) $(2.3) $10.9 $ 11.0 $2.6 Operating expenses $7.8 $8.2 $16.1 $15.7 Interest expense $4.1 $ 3.9 $8.3 $7.5 Income tax (benefit) / expense $0.2 $4.6 $(1.0) $5.9 Segment Operating Result $10.2 $19.0 $35.8 $19.6 In millions

74 ProAssurance Investor Presentation as of September 6, 2017 Seeking better risk - adjusted returns Remaining sensitive to potential changes in tax rates 2017 Investment Strategy Optimizing our allocation E nsures non - correlation of returns Continuing capital management activities reduced the size of the portfolio Duration management remains paramount We will not extend duration in search of incremental yield

75 ProAssurance Investor Presentation as of September 6, 2017 Q2 2017 Consolidated Net Investment Result 6/30/17 6/30/16 Change Net Investment Income Fixed maturities $ 18,427 $ 20 , 853 $ ( 2, 426 ) Equities 4 , 298 3, 561 737 Short - term and Other investments 958 673 285 BOLI 4 42 4 39 3 Investment fees and expenses ( 1 ,858 ) ( 1, 280 ) (578) Net investment income $ 2 2,267 $ 2 4 , 246 $ ( 1 , 979 ) Equity in Earnings (Loss) of Unconsolidated Subsidiaries Investment LPs/LLCs $ 8,830 $ 3,539 $ 5,291 Tax credit partnerships (6,314) (3,163) (3,151) Equity in earnings (loss) $ 2,516 $ 376 $ 2,140 622 Net investment result $ 24,783 $ 24,622 $ 161 $ in thousands Fixed income is down due to ~6% lower average balances and lower yields Excluding Capital Gains / (Losses)

76 ProAssurance Investor Presentation as of September 6, 2017 Q2 2017 YTD Consolidated Net Investment Result 6/30/17 6/30/16 Change Net Investment Income Fixed maturities $ 38,152 $ 43,099 $ (4,947) Equities 7,942 7,204 738 Short - term and Other investments 1,736 1,068 668 BOLI 897 899 (2) Investment fees and expenses (3,646) (2,900) (746) Net investment income $ 45,081 $ 49 , 370 $ ( 4 , 289 ) Equity in Earnings (Loss) of Unconsolidated Subsidiaries Investment LPs/LLCs $ 14,363 $ 5,343 $ 9,020 Tax credit partnerships (10,039) (8,602) (1,437) Equity in earnings (loss) $ 4,324 $ (3,259) $ 7,583 622 Net investment result $ 49,405 $ 46,111 $ 3,294 $ in thousands Fixed income is down due to ~5% lower average balances and lower yields Excluding Capital Gains / (Losses)

77 ProAssurance Investor Presentation as of September 6, 2017 06/30/17 Full portfolio disclosure on our website: investor.proassurance.com/CustomPage/Index?KeyGenPage=305596 ProAssurance Investment Profile $ 2.5 Billion Fixed Income Portfolio (69% of Invested Assets) $ 3.7 Billion Overall Portfolio Sources of Liquidity State & Muni 28% Corporate 52% Asset Backed 14% Govt & Agency 6% Short Term (incl cash) , 7% Equities & Equity Substitues , 22% BOLI , 2% Fixed Income , 69% MONTHS (Negotiated)LPs (Secondary Liquidity) 8% 30 - 90 DAYS HFs/Privates 4% NOT LIQUID Statutory Deposits 1% SIX MONTHS BOLI 2% DAILY Cash Equities Bonds 85% Average duration: 3.4 years Average tax - equivalent income yield: 3.4% Investment grade: 93% Weighted average: A+

78 ProAssurance Investor Presentation as of September 6, 2017 ProAssurance Recent Investment Performance Management reporting item which is ‘tax equivalent,’ unaudited, and non GIPS Contribution to Returns 2013 - 2017 / PRA vs Benchmarks 2017 YTD 2016 2015 2014 2013 % of Assets PRA Benchmark % of Assets PRA Benchmark % of Assets PRA Benchmark % of Assets PRA Benchmark % of Assets PRA Benchmark Core Fixed 72% 1.61% 1.69% 72% 1.95% 1.32% 73% 1.86% 1.58% 72% 3.24% 3.04% 77% 0.57% - 0.10% Alternative Fixed 11% 0.33% 0.28% 8% 0.93% 0.59% 6% - 0.19% - 0.14% 7% 0.25% 0.19% 11% 0.30% 0.28 % Tax Credits 3% 0.11% 0.11% 4% 0.45% 0.45% 4% 0.56% 0.56% 4% 0.45% 0.45% 4% 0.51% 0.51 % Private Equity 3% 0.18% 0.18% 3% 0.33% 0.33% 2% 0.07% 0.07% 1% 0.31% 0.31% 1% 0.32% 0.32 % Equity 9% 0.42% 0.46% 9% 1.36% 1.13% 8% - 0.15% - 0.62% 9% 0.72% 0.85% 7% 2.01% 2.03 % Real Estate 1% 0.04% 0.04% 1% 0.08% 0.09% 1% 0.09% 0.08% 1% 0.05% 0.04% 0% 0.00% 0.00 % Other 1% 0.16% 0.03% 3% 0.03% 0.03% 6% - 0.01% - 0.01% 7% 0.00% 0.00% 0% 0.00% 0.00 % Total 2.85% 2.79% 5.13% 3.95% 2.23% 1.53% 5.02% 4.88% 3.70% 3.05 % Total Portfolio Outperformance 0.06% 1.18% 0.70% 0.14% 0.66%

79 ProAssurance Investor Presentation as of September 6, 2017 06/30/17 Subject to Rounding ProAssurance Portfolio Detail: Asset Backed $348 Million ( 14% of Fixed Income/9% of Invested Assets) RMBS 59% Other (Primarily Auto & Credit Card) … CMBS 9% Weighted Average Rating: “AAA”

80 ProAssurance Investor Presentation as of September 6, 2017 06/30/17 ProAssurance Portfolio Detail: Corporate Corporates: $1.3 Billion (52% of Fixed Assets/36% of Invested Assets) Top 20 Banks/Financials: $222 million in millions JPM $27 BBT $10 PNC $18 Simon Property $9 Goldman $17 Athene $9 Wells Fargo $15 US Bank $8 Citi $13 RBC $7 Amex $13 HCP $7 NRUC $13 HSBC $6 The Doctor’s Co $12 Berkshire Hath $6 Morgan Stanley $11 Digital Realty $5 B of A $11 Key Bank $5 Utilities & Energy … Other 1% Basic Materials 3% Technology 6% Communications 6% Consumer Oriented 23% Financials 33% Industrials 12% Weighted Average Rating: A

81 ProAssurance Investor Presentation as of September 6, 2017 06/30/17 ProAssurance Portfolio Detail: Municipals Municipals: $722 Million (28% of Fixed Income / 20% Invested Assets) General Obligation 19% Prerefunded 9% Special Revenue 72% Weighted Average Rating: AA Top 10 Municipal Holdings in millions Connecticut State Housing Authority $14 Omaha Public Power $13 North Carolina State Capital Improvement $10 Colorado Springs, CO Utilities $10 Missouri St Highway & Transit $10 University of Al Gen Rev $10 Port Authority of NY & NJ $9 McAllister Academic Village AZ $8 Dallas, TX Waterworks & Sewer $8 Triborough Bridge & Tunnel $8

82 ProAssurance Investor Presentation as of September 6, 2017 06/30/17 ProAssurance Portfolio: Equities & Other Equities & Other: $822 Million ( 22% of Invested Assets) Equities 36% Alternative Equity & Debt 15% Real Estate LP 5% Private Equity 13% Convertible Bonds 4% Bond Funds 6% Inflation Focused Bond Fund 8% Tax Credits 13%

Additional Financial Detail

84 ProAssurance Investor Presentation as of September 6, 2017 Inside ProAssurance’s Income Statement: YTD 2017 Net Premiums Earned 84.8% Net Investment Income 10.7% Net Realized Investment Gains (Losses) 2.6% Other: 1.9% Net Losses and Loss Adjustment Expenses 54.8% Underwriting, Policy Acquisitions, Operating, SPC Dividend, and Interest Expenses 31.4% Net Income 14.2% Provision for Income Taxes - 0.4% Revenues: $429 mln Expenses: $430 mln Tax (Benefit): ($1.6 mln) Net Income: $61 mln 6/30/17

85 ProAssurance Investor Presentation as of September 6, 2017 Cash & Investments 78.4% Insurance Receivables 11.7% Goodwill & Intangible Assets 6.0% Other Assets 3.9% Retained Earnings 38.1% Loss Reserves 41.0% Reinsurance Payable & Other Liabilities 13.0% Unearned Premiums 8.2% Other Equity - 0.3% Assets: $4.9 bln Liabilities: $3.1 bln Equity: $1.8 bln 6/30/17 Inside ProAssurance’s Balance Sheet: Q2 2017

86 ProAssurance Investor Presentation as of September 6, 2017 Tax Credit Impact on Operating Results Substantial tax benefits and amortization expenses - $0.8 - $5.6 - $6.2 - $10.0 - $10.7 - $10.3 - $24.8 - $23.1 - $20.0 - $21.3 - $21.1 - $15.7 - $7.3 - $3.2 - $1.3 $1.2 $7.7 $12.3 $20.8 $21.7 $26.0 $36.2 $33.8 $25.6 $25.7 $24.8 $18.8 $7.4 $1.2 $0.5 0.4 2.1 6.1 10.8 11.0 15.7 11.4 10.7 5.6 4.4 3.7 3.1 0.1 - 1.9 - 0.8 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Pre-Tax Losses Including Impairment Tax Credit Provision Impact on Earnings Actual Projected (Reduces PRE TAX Net Investment Income) (Reduces Taxes Due) (Net Effect)

87 ProAssurance Investor Presentation as of September 6, 2017 Combined Tax Credits Portfolio Detail & Projections Year Capital Contributions GAAP Income/(Loss) from Operations, Disposition & Impairment Total Credits (Source IRR Schedule) Tax Provision after Impairment Impact on Earnings 2016 $ 8,701,852 $ (24,817,214) $ 27,549,158 $ (36,235,182) $ 11,417,968 2017 $ 4,404,737 $ (23,140,092) $ 25,669,586 $ (33,768,617) $ 10,628,527 2018 $ 151,992 $ (19,997,206) $ 18,636,522 $ (25,635,545) $ 5,638,338 2019 $ 150,596 $ (21,305,183) $ 18,195,091 $ (25,651,905) $ 4,346,722 2020 $ 136,251 $ (21,071,738) $ 17,451,316 $ (24,826,427) $ 3,754,686 2021 $ 120,658 $ (15,660,973) $ 13,273,285 $ (18,754,622) $ 3,093,652 2022 $ 311,047 $ (7,277,340) $ 4,805,453 $ (7,352,522) $ 75,183 2023 $ 51,338 $ (3,243,791) $ 168,433 $ (1,303,762) $ (1,940,031) 2024 $ 51,338 $ (1,264,550) $ 24,099 $ (466,692) $ (797,858) 2025 $ 41,159 $ - $ 7,719 $ (7,719) $ 7,719 2026 $ 25,734 $ - $ 2,994 $ (2,994) $ 2,994 2027 $ - $ - $ 86 $ (86) $ 86 2028 $ - $ - $ - $ - $ - $ 14,146,702 $ (137,778,086) $ 125,783,742 $ (174,006,073) $ 36,227,987

2017 YTD Ceded Premiums Written

ProAssurance.

	HCPL including Podiatry		Products		Lawyers		Workers' Compensation				Lloyd's	
							Traditional		Alternative Markets			
	6/30/17	6/30/16	6/30/17	6/30/16	6/30/17	6/30/16	6/30/17	6/30/16	6/30/17	6/30/16	6/30/17	6/30/16
Gross written premium	$ 229.7	$ 223.0	$ 17.4	$ 16.8	$ 14.6	$ 14.6	$ 97.0	$ 93.2	$ 46.5	$ 41.3	$ 36.0	$ 31.9
Ceded premiums	30.4	28.2	6.1	5.5	1.4	1.2	3.8	4.3	9.5	8.7	10.2	5.7
Net written premium	199.3	194.8	11.3	11.3	13.2	13.4	93.2	88.9	37.0	32.6	25.8	26.2
Ceded Premium Components												
Primary reinsurance arrangement, current accident year	10.3	8.1	6.1	5.6	1.4	0.5	4.4	4.6	4.6	3.9	—	—
All other reinsurance arrangements	22.1	26.2	—	—	—	-0.7	—	—	4.9	4.8	10.2	5.7
Ceded premiums, current accident year	32.4	32.9	6.1	5.6	1.4	1.2	4.4		9.5	8.7	10.2	5.7
Reduction in premiums owed under reinsurance agreements	(2.0)	(4.9)	—	—	—	—	(0.6)	(0.3)	—	—	—	—
Total ceded premiums	$ 30.4	$ 28.0	$ 6.1	$ 5.6	$ 1.4	$ 1.2	$ 3.8	$ 4.3	$ 9.5	$ 8.7	$ 10.2	$ 5.7
Ceded premiums ratio, current accident year	14.1%	14.8%	35.1%	33.3%	9.6%	8.2%	4.5%	4.9%	20.4%	21.1%	28.3%	17.9%

All other reinsurance arrangements primarily represent shared risk and quota share programs including premiums ceded 100% to an unaffiliated captive insurer for the Workers' Compensation alternative market business

All Lloyd's reinsurance premium is shown in the "All other reinsurance arrangements" line

ProAssurance Investor Presentation as of September 6, 2017

88

89 ProAssurance Investor Presentation as of September 6, 2017 Q2 2017 Condensed Results by Segment Second Quarter 2017 Specialty P&C Workers' Comp Lloyd's Syndicate Corporate / Other Elimination Q2 201 7 Q2 201 6 Gross premiums written $ 124 , 887 $ 59 , 325 $ 2 3 , 311 $ — $ ( 1 , 283 ) $ 2 06 , 240 $ 195,014 Net premiums written 1 06 , 529 54 , 700 1 4 , 422 — — 175 , 651 1 71 , 469 Net premiums earned 1 09,005 56 , 854 14, 494 — — 18 0 , 353 17 6 , 732 Net losses and LAE 7 1 , 296 33 , 486 10 , 768 — — 11 5 , 550 1 06 , 899 Underwriting, policy acquisition & operating expenses 26 , 239 1 7 , 093 6, 85 1 7 , 757 (55) 57, 885 5 4 , 034 Underwriting Result $ 1 1 , 470 $ 6 , 275 $ ( 3 , 125 ) $ ( 7 , 757 ) $ 55 $ 6, 918 $ 15 , 799 % of total 1 65.8% 90.7% ( 45 . 2 )% ( 1 12 . 1 )% 0 . 8% 100.0 % Net investment result — — 410 24, 783 — 2 5 , 193 2 4 , 959 Net realized inv gains / (losses) — — 47 ( 2 , 266 ) — ( 2 , 219 ) 10 , 929 Other income 1, 469 209 (151) 778 (55) 2 , 250 2, 181 SPC dividend expense / (income) 5,119 2 , 698 — 9 94 — 8 , 811 1, 523 Interest expense — — — 4,1 45 — 4,1 45 3,8 51 Income tax expense / (benefit) (548) 21 6 ( 33 2 ) 5,413 Segment operating result $ 7 , 820 $ 3 , 786 $ (2,271) $ 10 , 183 $ — $ 1 9 , 518 $ 43 , 081 Net loss ratio 6 5 . 4% 58.9% 74. 3 % n/a n/a 6 4 .1% 6 0 .5 % Expense ratio 2 4 . 1% 30. 1% 4 7.3 % n/a n/a 3 2 . 1% 3 0 . 6 % Combined ratio 89. 5% 89 . 0% 1 21.6 % n/a n/a 96. 2% 9 1 . 1%

90 ProAssurance Investor Presentation as of September 6, 2017 Q2 2017 YTD Condensed Results by Segment Second Quarter 2017 Year to Date Specialty P&C Workers' Comp Lloyd's Syndicate Corporate / Other Elimination Q2 201 7 Q2 201 6 Gross premiums written $ 261,748 $ 143,554 $ 36,023 $ — $ ( 3 , 740 ) $ 437,585 $ 415,548 Net premiums written 223,826 130,270 25,782 — — 379,878 367,297 Net premiums earned 222,063 112,137 29,056 — — 363,256 354,312 Net losses and LAE 146,291 68,136 20,274 — — 234,701 217,854 Underwriting, policy acquisition & operating expenses 52,217 33,784 13,062 16 , 073 (142) 114,994 110,923 Underwriting Result $ 23,555 $ 10,217 $ ( 4 , 280 ) $ ( 16 , 073 ) $ 142 $ 13,561 $ 25,535 % of total 1 73.8% 75.3% (31.6)% ( 1 18 . 5 )% 1. 0% 100.0 % Net investment result — — 782 49,405 — 50,187 46,764 Net realized inv gains / (losses) — — 74 1 0,987 — 11,061 2,578 Other income 2,668 354 240 951 (142) 4,071 4,535 SPC dividend expense / (income) 5,091 3,872 — 2,223 — 11,186 2,699 Interest expense — — — 8,278 — 8,278 7,537 Income tax expense (555) ( 1, 002 ) ( 1, 557 ) 6,777 Segment operating result $ 21 , 132 $ 6,699 $ (2,629) $ 3 5 ,771 $ — $ 60 , 973 $ 62,399 Net loss ratio 6 5.9% 6 0.8% 6 9.8 % n/a n/a 6 4.6% 6 1 .5 % Expense ratio 23. 5% 30. 1% 4 5.0 % n/a n/a 31. 7% 3 1.3 % Combined ratio 89. 4% 9 0 .9% 1 14.8 % n/a n/a 96.3% 9 2.8%

2016 Condensed Results by Segment

ProAssurance. Treated Fairly

	Year Ended 12/31/16						
	Specialty P&C	Workers' Comp	Lloyd's Syndicate	Corporate / Other	Elimination	Total YTD 2016	Total YTD 2015
Gross premiums written	$ 535,725	$ 247,940	$ 65,157	$ —	$ (13,808)	**$835,014**	**$812,218**
Net premiums written	458,681	223,578	56,274	—	—	**738,533**	**709,285**
Net premiums earned	457,816	220,815	54,650	—	—	**733,281**	**694,149**
Net losses and LAE	268,579	140,534	34,116	—	—	**443,229**	**410,711**
Underwriting, policy acquisition & operating expenses	104,333	70,464	22,832	30,807	(826)	**227,610**	**217,064**
Underwriting Result	$ 84,904	$ 9,817	$ (2,298)	$ (30,807)	$ 826	**$ 62,442**	**$ 66,374**
% of total	*136.0%*	*15.7%*	*(3.7)%*	*(49.3)%*	*1.3%*	***100.0%***	
Net investment result	—	—	1,410	92,840	—	**94,250**	**112,342**
Net realized inv gains / (losses)	—	—	76	34,799	—	**34,875**	**(41,639)**
Other income	5,306	844	1,415	1,069	(826)	**7,808**	**7,227**
SPC dividend expense / (income)	144	7,998	—	—	—	**8,142**	**853**
Interest expense	—	—	—	15,032	—	**15,032**	**14,596**
Income tax expense			384	24,736		**25,120**	**12,658**
Segment operating result	$ 90,066	$ 2,663	$ 219	$ 58,133	$ —	**$151,081**	**$116,197**
Net loss ratio	58.7%	63.6%	62.4%	*n/a*	*n/a*	**60.4%**	**59.2%**
Expense ratio	22.8%	31.9%	41.8%	*n/a*	*n/a*	**31.0%**	**31.3%**
Combined ratio	81.5%	95.5%	104.2%	*n/a*	*n/a*	**91.4%**	**90.5%**

ProAssurance Investor Presentation as of September 6, 2017

91

Additional Strategic Information Specialty P & C Segment

93 ProAssurance Investor Presentation as of September 6, 2017 Annual Premium for a $ 1M / $3M Policy Filed or Approved at 1/01/17 Key State Rate Comparison Birmingham Indianapolis Denver Louisville Dallas St Louis Cleveland New York, NY Washington Miami Detroit Chicago Family Practice (No Surgery) $7,484 $8,461 $11,100 $12,066 $13,595 $17,960 $22,455 $23,216 $24,010 $24,480 $28,263 $40,865 Anesthesiology 17,422 13,076 14,948 21,042 15,226 20,087 32,668 $31,703 30,402 30,422 28,263 50,621 Plastic Surgery 26,774 30,216 29,057 40,118 27,556 51,996 63,309 $68,481 83,672 54,189 83,268 118,909 General Surgery 30,515 34,769 36,752 45,728 39,952 60,505 73,523 $85,456 73,018 83,898 108,020 118,909 Orthopedic Surgery w/Spine 37,997 39,899 41,883 45,728 49,477 64,759 83,736 $91,114 99,652 83,898 97,019 157,930 Obstetrics 41,737 48,898 49,578 68,170 42,092 86,032 104,163 $113,747 147,595 119,549 108,020 177,441 $0 $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000

94 ProAssurance Investor Presentation as of September 6, 2017 More than 30 year of experience insuring hospitals and other healthcare facilities Experience ranges from community - based hospitals to major medical centers Enhanced coverages (ProControl) and existing programs respond to today’s emerging trends Broad Experience Across the Healthcare Market Other Healthcare Facilities: 349 Hospitals: 13 3 1 2 1 2 6 2 19 2 9 11 39 1 3 1 1 DE: 1 MD: 1 1 1 16 3 3 1 1 3 2 19 2 35 3 6 1 35 DE: 7 DC: 1 MD: 2 NJ: 1 28 11 8 7 3 1 47 7 4 8 11 1 1 5 1 24 47 7 3 3 5 1 1 1 1 1

Through Claims Defense Still Defines ProAssurance

ProAssurance.

- We leverage our financial strength to give our insureds the opportunity for an uncompromising defense of each claim
  - Differentiates our product
  - Provides long-term financial and marketing advantages
  - Retains business and deters future lawsuits
- Increasingly important as claims data becomes public
  - Malpractice outcomes now public in 26 states

Ten Year Average 2006-2015

ProAssurance: 76% No Paid Losses



Dropped or Dismissed 64%
Defense Verdict 12%
Settled/ADR/ Other 19%
Plaintiff Verdict 4%

Source: ProAssurance, as reported to PIAA

Industry: 73% No Paid Losses



Dropped or Dismissed 66%
Defense Verdict 7%
Plaintiff Verdict 1%
Settled/ADR/ Other 26%

Source: PIAA 2014 Claim Trend Analysis, ProAssurance Excluded

ProAssurance Investor Presentation as of September 6, 2017 95

96 ProAssurance Investor Presentation as of September 6, 2017 Substantial HPL Claims Experience 12/31/16 More than 10,000 Hospital Professional Liability (HPL) claims handled since the inception of ProAssurance Higher proportion of HPL settlements than for physician claims, due to the requests of hospital insureds 6,664 434 3,916 301 10,580 735 Closed Open Total Lawsuits Claims and Incidents Dropped or Dismissed 68.3% Defense Verdict 7.2% Plaintiff Verdict 2.8% Settled or ADR 21.6% ProAssurance HPL Lawsuit Outcomes

97 ProAssurance Investor Presentation as of September 6, 2017 Comprehensive, reliable data provided by the Ohio Department of Insurance Broad range of competitors and business approaches The Ohio Example: 2005 – 2014 Data www.insurance.ohio.gov/Legal/Reports/Documents/Ohio2013MedicalProfessionalLiabilityClosedClaimReport.pdf More Claims Defended in Court More Claims Closed With No Indemnity EXTRAORDINARY OUTCOMES: 2.2x Lower Average Indemnity Payment per Closed Claim 92% 75% 8% 25% ProAssurance All Others With Indemnity NO Indemnity 87% 96% 13% 4% ProAssurance All Others Closed With Trial Closed by Settlement, ADR or Without Trial $32,389 $71,806 ProAssurance All Others

98 ProAssurance Investor Presentation as of September 6, 2017 Source: 2008 - 2015, Statutory Basis, A.M. Best Aggregates & Averages 2014: Preliminary data from SNL The Bottom Line Benefits of Strong Defense Our ability and willingness to defend claims allows us to achieve better results ProAssurance Stand Alone Loss Ratio (2008 - 2015) Calendar Year ProAssurance vs. Industry Five - Year Average Loss Ratio (2011 - 2015) 21.1% 17.6% 16.2% 4.6% 14.0% 10.7% 21.9% 21.6% 23.1% 24.0% 20.6% 20.1% 17.1% 28.0% 27.3% 35.0% 44.2% 41.6% 36.8% 24.6% 31.1% 38.7% 49.2% 56.6% 2008 2009 2010 2011 2012 2013 2014 2015 14.0% 40.4% 24.8% 26.4% 38.8% 66.8% PRA Industry On average, 28 points better than the industry TOTAL LOSS RATIO Incurred Loss Adjustment Expenses as a Percentage of Premium Incurred Losses as a Percentage of Premium